漢 坤 律 師 事 務 所
Han Kun Law Offices

Suite 4709, Excellence Times Plaza, 4068 Yitian Road, Futian District, Shenzhen 518048, P. R. China

Tel: (86 755) 3680 6500; Fax: (86 755) 3680 6599

December 16, 2010

To:	Immense Fortune Holdings Limited (the “Company”)

To whom it may concern:

We are qualified lawyers of the People’s Republic of China (“PRC” or “China”, for the purpose of this opinion only, PRC shall not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan).  We have been requested by Immense Fortune Holdings Limited, a company organized in the British Virgin Islands, to render this opinion, in connection with the Amended and Restated Share Exchange Agreement dated December 6, 2010 (the “SEA”), by and among:

i.	the Company;

ii.	SRKP 20, Inc. (the “Shell”), a Delaware corporation;

iii.	Finest Day Limited (“Finest Day”), a company organized in the British Virgin Islands and the sole shareholder of the Company ;

iv.	Legend Media Holdings HK Limited (“Legend”), a company organized under the laws of Hong Kong and a wholly-owned subsidiary of the Company; and

v.	Feigeda Electronic (SZ) Co., Ltd., (深圳市飞格达电子有限公司, “Feigeda”), a company organized under the laws of the People’s Republic of China and a wholly-owned subsidiary of Legend.

We have been requested to give this opinion pursuant to Section 7.1 (c) of the SEA on Feigeda.

Unless otherwise defined herein, capitalized terms used herein shall have the same meanings specified in the SEA.

A.	Documents and Assumptions

For purposes of this opinion, we have examined and relied on the SEA, and such other documents provided to us by the Company in connection with the transaction under the SEA (collectively the “Documents”), as well as oral and written explanation and confirmation made by the Company and Feigeda to our due inquiry and investigation, and we have made such investigation of the applicable laws and regulations of the PRC promulgated and publicly available as of the date of this opinion.

In rendering the opinion expressed below, we have assumed without independent investigation:

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i.
All signatures, seals and chops are genuine, each signature on behalf of a party thereto is that of a person duly authorized by such party to execute the same, all Documents submitted to us as originals are authentic, and all Documents submitted to us as certified or photostatic copies conform to the originals;

ii.
Each of the non-natural person parties to the Documents other than Feigeda is duly organized and is validly existing in good standing under the laws of its jurisdiction of organization and/or incorporation (where applicable); each of the parties to the Documents other than Feigeda  has full power and authority to execute, deliver and perform its/his obligations under the Documents to which it/he is a party in accordance with the laws of its/his jurisdiction of organization and/or residence;

iii.
The Documents that were presented to us remain in full force and effect on the date of this opinion and have not been revoked, amended or supplemented, and no amendments, revisions, supplements, modifications or other changes have been made, and no revocation or termination has occurred, with respect to any of the Documents after they were submitted to us for the purposes of this legal opinion;

iv.
All documents, materials, approvals, licenses, certificates, registration documents and all factual statements provided by the Company and Feigeda, including but not limited to the statements contained in the Documents, are complete, true, correct and not misleading.  Where important facts were not independently established to us, we have relied upon certificates issued by the Government Agencies with proper authority which are available to us; and

v.	The laws of any country or region other than China which may be applicable to the execution, delivery, performance or enforcement of the Documents are complied with; and

vi.	All the explanations and interpretations provided by the government officers, which duly reflect the official position of the relevant Government Agencies, ;

B.	Definitions

In addition to the terms defined in the context of this opinion, the following capitalized terms used in this opinion shall have the meanings ascribed to them as follows:

(a)	“Equity Agreement” means the Equity Transfer Agreement dated March 2, 2009 by and among Legend, Bu Falin and Wu Zuxi;

(b)	“Disclosure Schedule” means the disclosure schedule attached as Schedule A herewith;

(c)	“Acquisition” means the acquisition by Legend of 100% of the equity interest of Feigeda from Bu Falin and Wu Zuxi pursuant to the terms and conditions of the Equity Agreement;

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(d)	“Government Agencies” means any competent government authorities, courts or regulatory bodies of the PRC;

(e)	“PRC Laws” means all laws and regulations currently in force and publicly available in the PRC as of the date hereof; and

(f)	“SAFE” means the State Administration of Foreign Exchange of the PRC and/or a local branch thereof.

Based on our review of the Documents which were provided to us as of the date of this opinion, after due inquiry and investigation against the Company and Feigeda, and subject to the assumptions, qualifications and limitations set forth herein and except as disclosed in the Disclosure Schedule, we are of the opinion, so far as the currently effective and publicly available PRC laws and regulations are concerned, that:

1.
Except as otherwise disclosed in the Disclosure Schedule and to the best of our knowledge after due inquiry with the Company and Feigeda, Feigeda is duly incorporated and validly existing as a limited liability company under the PRC Laws and has sufficient corporate power and authority to own, use, lease its assets and conduct its business as described in its business license.

2.
The amount of registered capital of Feigeda is RMB10,000,000. The registered capital of Feigeda has been fully and duly paid according to the verification reports issued by Shenzhen Zhongfa Certified Public Accountants(深圳中法会计师事务所) on March 11, 2005 and by Shenzhen Guang Cheng Certified Public Accountants(深圳广诚会计师事务所) on March 18, 2008 respectively.  To the best of our knowledge after due inquiry with the Company and Feigeda, the equity interest in Feigeda is free and clear of all liens, encumbrances, claims, mortgage, guarantee, pledge, restrictions on transfer (other than as required under applicable PRC Laws).

3.
On August 8, 2006, six PRC regulatory agencies, namely, the PRC Ministry of Commerce (“MOFCOM”), the State Assets Supervision and Administration Commission, the State Administration of Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission, and the State Administration of Foreign Exchange, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “New M&A Rules”), which became effective on September 8, 2006 (as amended on June 22, 2009).  Except as otherwise disclosed in the Disclosure Schedule and to the best of our knowledge after due inquiry with the Company and Feigeda, we are of the opinion that (i) the Equity Agreement and the Acquisition have received all requisite approvals from the competent authorities, and all required registrations, certifications and approvals for the Equity Agreement and the Acquisition have been received by Feigeda, except that the approval for the extension of the payment of the equity purchase price is yet to be granted by competent PRC Government Agencies; (ii) all authorizations from any PRC governmental authority required under the PRC laws and regulations in connection with the Acquisition were obtained in writing and are in full force and effect, and no such authorization has been withdrawn or revoked.

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4.
According to the New M&A Rules, a related party acquisition ( “Related Party Acquisition”) is defined as having taken place when a PRC domestic company that is owned by PRC individual(s) or enterprise(s) is sold to a non-PRC entity that is established or controlled, directly or indirectly, by those same PRC individual(s) or enterprise(s).  Any Related Party Acquisition must be approved by MOFCOM and domestic investment by foreign-invested enterprise or any arrangement or series of arrangements which achieves the same end result for the purpose of avoidance of the approval of MOFCOM incurred by a Related Party Acquisition is a violation of the New M&A Rules.  In accordance with the SEA, the former shareholders of Feigeda will become shareholders of the Shell upon the completion of the share exchange under the SEA (the “Share Exchange”).  The PRC Government Agencies may take a view that the Acquisition of Feigeda by Legend and the Share Exchange are part of an overall series of arrangements which constitute a Related Party Acquisition because at the end of these transactions, PRC individuals become majority owners and effectively-controlling parties of a foreign entity that acquired the ownership of Feigeda.  The PRC Government Agencies may also take the view that the approval of the Acquisition by competent Government Agencies in Shenzhen may not evidence that the Acquisition has been properly approved because the relevant parties did not fully disclose to the PRC Government Agencies the overall restructuring arrangements, the existence of the Share Exchange and its link with the acquisition of Feigeda by Legend.  As a result, the PRC Government Agencies may require the MOFCOM’s approval for the Acquisition and impose material regulatory actions or other sanctions on the Company and Feigeda if the Company and Feigeda are unable to obtain the MOFCOM approval or a waiver of such approval, if and when procedures are established to obtain such a waiver.  In such case, the PRC Government Agencies could invalidate the Acquisition, impose fines and sanctions on operations of Feigeda in China, delay or restrict the repatriation of the proceeds from any private or public offerings by the Company into China, and limit Feigeda’s ability to make distributions or pay dividends to the Company.

5.
 According to the Circular on Relevant Issues concerning Foreign Exchange Administration of Financing and Inbound Investment through Offshore Special Purpose Companies by PRC Residents, which was issued by the PRC State Administration of Foreign Exchange (the “SAFE”) on October 21, 2005 and became effective on November 1, 2005 (coded Hui Fa [2005] No. 75) (“Circular 75”), the ultimate shareholders of the Company and/or other offshore companies holding equity interest in the Company directly or indirectly, who are PRC residents, shall apply for registration with the local SAFE office.  After our inquiry against the Company and Feigeda, as of the date hereof, certain shareholders of the Company are PRC residents as defined under Circular 75 and are subject to the requirement of registration with SAFE under Circular 75 (the “Ultimate Shareholders”).  The failure or inability of the Ultimate Shareholders to receive any required approvals or make any required registrations under Circular 75 may subject themselves, the Company and Feigeda to fines and legal sanctions under the PRC foreign exchange laws and regulations, restrict the Company and Feigeda’s overseas or cross-border investment activities, and limit Feigeda’s ability to make distributions or pay dividends or affect the Company’s ownership structure.

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Our opinion expressed above is subject to the following additional qualifications:

i.
Our opinion is subject to the restrictions of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including without limitation all laws relating to fraudulent transfers) and (ii) any judicial or administrative actions affecting creditors’ rights generally.

ii.
Our opinion is subject to the effects of (i) certain legal or statutory principles affecting the enforceability of contractual rights generally under the concepts of public interest, social ethics, national security, good faith, fair dealing, and applicable statutes of limitation; (ii) any circumstance in connection with the formulation, execution or performance of any legal documents that would be deemed materially mistaken, clearly unconscionable, fraudulent or coercionary; and (iii) judicial discretion with respect to the availability of specific performance, injunctive relief, remedies or defenses, or the calculation of damages; and (iv) the discretion of any competent PRC legislative, administrative or judicial bodies in exercising their authority in the PRC.

iii.	No independent search, investigation or other verification action has been conducted by us with any governmental authorities for the purpose of issuing our opinion.

iv.
Our opinion is limited to the PRC laws and regulations of general application on the date hereof (for the purpose of this opinion only, the PRC or China shall not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region or Taiwan).  We have made no investigation of, and do not express or imply any views on, the laws of any country other than the PRC.

v.
The PRC laws and regulations referred to herein are laws and regulations publicly available and currently in force on the date hereof and there is no guarantee that any of such laws and regulations, or the interpretation or enforcement thereof, will not be changed, amended or revoked in the future with or without retrospective effect.

vi.
Under relevant PRC laws and regulations, foreign investment is restricted in certain businesses.  The interpretation and implementation of these laws and regulations, and their application to and effect on the legality, binding effect and enforceability of contracts, are subject to the discretion of competent PRC legislative, administrative and judicial authorities.

vii.
We may rely, as to matters of fact (but not as to legal conclusions), to the extent reasonable, on certificates and confirmations of PRC government authorities or responsible officers of the Company and Feigeda.

viii.	This opinion is intended to be used in the context which is specifically referred to herein.

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ix.
As used in this opinion, the expression “to the best of our knowledge” or similar language with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company and Feigeda in connection with the Documents and the transaction contemplated thereby.  Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company and Feigeda or the rendering of this opinion.

The opinion expressed herein is solely for the benefit of the Company and without our prior written consent, neither our opinion nor this opinion letter may be disclosed to or relied upon by any other person.

This opinion letter is strictly limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressed stated herein.  The opinion expressed herein is rendered only as of the date hereof, and we assume no responsibility to advise you of facts, circumstances, events or developments that hereafter may be brought to our attention and that may alter, affect or modify the opinion expressed herein.

Yours faithfully,

/s/ Han Kun Law Offices
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Schedule A
Disclosure Schedule

1.
According to the Approval Letter on Equity Acquisition of Feigeda issued by Shenzhen Bureau Of Trade and Industry on March 30, 2009, the equity purchase price should be paid by Legend within 30 days from the time when the Equity Transfer Agreement takes effect.   Legend has not paid the equity purchase price prescribed under the Equity Transfer Agreement within the said time frame.

2.
The lease agreement dated April 15, 2009 between Feigeda Electronic (SZ) Co., Ltd. and Shenzhen Bai Shi Sha Share Cooperation Co. regarding the real properties located at Building 66 and the adjacent dormitories near Building 66, Long Wang Temple Industrial Park, Bai Shi Sha, Fu Yong Street, Bao’an District, Shenzhen has not been filed with competent Government Agencies as of the date hereof, and the lessor does not have the real estate certificate for such properties.

3.
The lease agreement dated August 1, 2009 between Feigeda Electronic (SZ) Co., Ltd. and Shenzhen Su Hang Xin Optics Co., Ltd regarding the real properties located at F/5, F/6 and F/7, Building 65 of Long Wang Temple Industrial Park, Bai Shi Sha, Fu Yong Street, Bao An District, Shenzhen and  F/6, Building 66 of Long Wang Temple Industrial Park, Bai Shi Sha, Fu Yong Street, Bao’an District, Shenzhen has not been filed with competent Government Agencies as of the date hereof.

4.
The lease agreement dated November 1, 2009 between Feigeda Electronic (SZ) Co., Ltd. and Shenzhen Cong Xin Da Electrical Co., Ltd regarding the real properties located at F/4 and F/7, Building 65 of  Long Wang Temple Industrial Park, Bai Shi Sha, Fu Yong Street, Bao An District, Shenzhen and F/5, Building 66 of Long Wang Temple Industrial Park, Bai Shi Sha, Fu Yong Street, Bao’an District, Shenzhen has not been filed with competent Government Agencies as of the date hereof.

5.	Feigeda Electronic (SZ) Co., Ltd. has not paid sufficient social insurance for all of its employees.

6.	Feigeda Electronic (SZ) Co., Ltd. has not obtained the housing funds registration certificate and has not paid any housing funds for its employees.

7.	The registrations of the Ultimate Shareholders of the Company mentioned in opinion No. 5 above have not been made as of the date hereof.